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                                               Filed Pursuant to Rule: 497(e)
                                               Registration File No.: 333-17217


SUPPLEMENT DATED AUGUST 20, 2002 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2002 FOR:

     o  EQ ADVISORS TRUST

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This Supplement updates certain information in the Prospectus and Statement of
Additional Information dated May 1, 2002 of EQ Advisors Trust ("Trust") regarding certain Portfolios of the Trust. You may obtain a copy of the Prospectus or Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.


               INFORMATION REGARDING EQ/EVERGREEN OMEGA PORTFOLIO

A shareholder meeting has been scheduled for November 5, 2002 at which shareholders of the EQ/Evergreen Omega Portfolio ("Omega Portfolio") will vote to approve a Plan of Reorganization ("Omega Merger"), which contemplates the transfer of all of the assets of the Omega Portfolio to the EQ/Marsico Focus Portfolio ("Marsico Portfolio") and the assumption by the Marsico Portfolio of all of the liabilities of the Omega Portfolio in exchange for Class IB shares of the Omega Portfolio.

The Marsico Portfolio seeks long term growth of capital and is advised by Marsico Capital Management, LLC ("Marsico Capital"), 1200 17th Street, Suite 300, Denver, Colorado 80202. Marsico Capital has been providing investment advisory services since 1997 and has served as the Adviser to the Marsico Portfolio since its inception on September 1, 2001.

Subject to shareholder approval, the effective date of the Omega Merger will be on or about November 8, 2002. Until that date, however, you will still be able to invest in the Omega Portfolio. Accordingly, if you intend to so invest, you should read this Supplement to the Prospectus together with the Trust's Prospectus dated May 1, 2002.